Exhibit 99(a)(14)


             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

                             ARTICLES OF AMENDMENT

         (Changing its Name to AB Variable Products Series Fund, Inc.)

            AllianceBernstein Variable Products Series Fund, Inc., a Maryland corporation having its principal office in Maryland in the City of Baltimore (hereinafter called the "Corporation"), certifies to the State Department of Assessments and Taxation of Maryland that:

            FIRST: The charter of the Corporation is hereby amended by striking out Article SECOND and inserting in lieu thereof the following:

                   SECOND: The name of the corporation (hereinafter called the "Corporation") is AB Variable Products Series Fund, Inc.

            SECOND: The charter of the Corporation is hereby amended by changing the designations of certain of the issued and unissued shares of the Common Stock of the AllianceBernstein Balanced Wealth Strategy Portfolio, the AllianceBernstein Dynamic Asset Allocation Portfolio, the AllianceBernstein Global Thematic Growth Portfolio, the AllianceBernstein Growth Portfolio, the AllianceBernstein Growth and Income Portfolio, the AllianceBernstein Intermediate Bond Portfolio, the AllianceBernstein International Growth Portfolio, the AllianceBernstein International Value Portfolio, the AllianceBernstein Large Cap Growth Portfolio, the AllianceBernstein Real Estate Investment Portfolio, the AllianceBernstein Small Cap Growth Portfolio, the AllianceBernstein Small-Mid Cap Value Portfolio, and the AllianceBernstein Value Portfolio as follows:

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    Current Name of Class of Series                    Amended Name
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AllianceBernstein Balanced Wealth Strategy       AB Balanced Wealth Strategy
Portfolio                                        Portfolio

Class A Common Stock                             Class A Common Stock
Class B Common Stock                             Class B Common Stock

--------------------------------------------------------------------------------
AllianceBernstein Dynamic Asset Allocation       AB Dynamic Asset Allocation
Portfolio                                        Portfolio

Class A Common Stock                             Class A Common Stock
Class B Common Stock                             Class B Common Stock

--------------------------------------------------------------------------------
AllianceBernstein Global Thematic Growth         AB Global Thematic Growth
Portfolio                                        Portfolio

Class A Common Stock                             Class A Common Stock
Class B Common Stock                             Class B Common Stock

--------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio                AB Growth Portfolio

Class A Common Stock                              Class A Common Stock
Class B Common Stock                              Class B Common Stock

--------------------------------------------------------------------------------
AllianceBernstein Growth and Income               AB Growth and Income
Portfolio                                         Portfolio

Class A Common Stock                              Class A Common Stock
Class B Common Stock                              Class B Common Stock

--------------------------------------------------------------------------------
AllianceBernstein Intermediate Bond               AB Intermediate Bond
Portfolio                                         Portfolio

Class A Common Stock                              Class A Common Stock
Class B Common Stock                              Class B Common Stock

--------------------------------------------------------------------------------
AllianceBernstein International Growth            AB International Growth
Portfolio                                         Portfolio

Class A Common Stock                              Class A Common Stock
Class B Common Stock                              Class B Common Stock

--------------------------------------------------------------------------------
AllianceBernstein International Value             AB International Value
Portfolio                                         Portfolio

Class A Common Stock                              Class A Common Stock
Class B Common Stock                              Class B Common Stock

--------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth                AB Large Cap Growth
Portfolio                                         Portfolio

Class A Common Stock                              Class A Common Stock
Class B Common Stock                              Class B Common Stock

--------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment          AB Real Estate Investment
Portfolio                                         Portfolio

Class A Common Stock                              Class A Common Stock
Class C Common Stock                              Class C Common Stock

--------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth                AB Small Cap Growth
Portfolio                                         Portfolio

Class A Common Stock                              Class A Common Stock
Class C Common Stock                              Class C Common Stock

--------------------------------------------------------------------------------
AllianceBernstein Small-Mid Cap Value             AB Small-Mid Cap Value
Portfolio                                         Portfolio

Class A Common Stock                              Class A Common Stock
Class C Common Stock                              Class C Common Stock

--------------------------------------------------------------------------------
AllianceBernstein Value                           AB Value Portfolio
Portfolio

Class A Common Stock                              Class A Common Stock
Class B Common Stock                              Class B Common Stock

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

            THIRD: The amendment to the charter of the Corporation as herein set forth was approved by a majority of the entire Board of Directors of the Corporation. The charter amendment is limited to changes expressly permitted by
Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation. The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

            FOURTH: This amendment to the charter of the Corporation will be effective on March 30, 2015, as permitted by Section 2-610.1 of the Maryland General Corporation Law.

                          REMAINDER OF PAGE LEFT BLANK

IN WITNESS WHEREOF, AllianceBernstein Variable Products Series Fund, Inc. has caused these Articles of Amendment to be executed in its name and on its behalf by Robert M. Keith, President of the Corporation, and attested by Stephen J. Laffey, the Assistant Secretary of the Corporation, this 30th day of March, 2015. The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and states that, to the best of his knowledge, information and belief, the matters and facts set forth herein relating to authorization and approval hereof are true in all material respects, and that this statement is made under penalties for perjury.

                                      ALLIANCEBERNSTEIN VARIABLE
                                      PRODUCTS SERIES FUND, INC.

                                      By: /s/ Robert M. Keith
                                          -----------------------------
                                          Robert M. Keith
                                          President


ATTEST:


/s/ Stephen J. Laffey
--------------------------
Stephen J. Laffey
Assistant Secretary